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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 28, 2000


                Bear Stearns Commercial Mortgage Securities Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      033-65816                3411414
-------------------------------    ------------------------  ----------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
        INCORPORATION)                                      IDENTIFICATION NO.)



                       245 Park Avenue, New York, NY 10167
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 272-2000








                         Exhibit Index located on Page 4


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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.      Other Events.

                  The tables and materials filed separately under cover of Form SE in accordance with Rule 311 of Regulation S-T were prepared by Bear, Stearns & Co. Inc. and Morgan Stanley & Co., Incorporated (collectively, the "Underwriters") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the structuring assumptions described under the heading "Yield and Maturity Considerations - Yield Sensitivity of the Class X Certificates" in the Registrant's Preliminary Prospectus Supplement dated September 20, 2000 relating to its Commercial Mortgage Pass-Through Certificates, Series 2000-WF2. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

                  (See attached Exhibit Index)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BEAR STEARNS COMMERCIAL
                                         MORTGAGE SECURITIES INC.

                                         By: /s/ Michael A. Forastiere
                                             -----------------------------
                                             Name:  Michael A. Forastiere
                                             Title: Vice President

Dated:  September 29, 2000


                                       3
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                                  EXHIBIT INDEX

 EXHIBIT NO.                       DESCRIPTION                             PAGE
 -----------                       -----------                             ----
    99.1           Certain Computational Materials prepared by the
                   Underwriters in connection with Registrant's
                   Commercial Mortgage Pass-Through Certificates, Series
                   2000-WF2*

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* Exhibit filed separately under cover of Form SE in accordance with Rule 311 of
Regulation S-T.


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